Exhibit 10.8

DATED THE 29 OF OCT 2021

BETWEEN

MYTV BROADCASTING SON BHD
(Company No: 201001013318/897549-X)

AND

DNF GROUP SON BHD

(Company Number: 200801028476 / 829803-X)

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SUPPLEMENTAL AGREEMENT NO. 1
OF ACCESS AGREEMENT

FOR THE PROVISION OF

DIGITAL TERRESTRIAL TELEVISION (DTT) SERVICES

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SUPPLEMENTAL AGREEMENT NO. 1

THIS SUPPLEMENTAL AGREEMENT NO. 1 TO THE ACCESS AGREEMENT FOR THE PROVISION OF DIGITAL TERRESTRIAL TELEVISION (DTT) SERVICES (“this Agreement”) is made on 29 day of OCT 2021 (“Effective Date”).

BETWEEN

MYTV BROADCASTING SDN. BHD. (Registration Number: 201001013318 / 897549-X), a company incorporated and existing under the laws of Malaysia and having its registered office at 110, Jalan Maarof, Bangsar Baru, 59000 Kuala Lumpur and its business address at 2271, Jalan Usahawan 2, Cyber 6, 63000 Cyberjaya, Selangor (“MYTV”) of the one part;

AND

DNF GROUP SDN BHD (Company Number: 200801028476 / 829803-X), a company incorporated and existing under the laws of Malaysia and having its registered address and its business office at Suite 8.01, Level 8, Menara Binjai, No. 2, Jalan Binjai, 50450 Kuala Lumpur (“DNF”) of the second part;

MYTV and DNF shall be referred hereinafter to as “the Parties” and individually as “the Party”.

WHEREAS:

RECITALS

A.	The Parties have entered into an Access Agreement for the Provision of Digital Terrestrial Television (DTT) Services dated 7th September 2021 (“Principal Agreement”) in which MYTV shall provide the OTT services to DNF effective from 20th March 2022 until 19th March 2027.

B.	The Parties have mutually agreed to enter into a Supplemental Agreement No. 1 to Access Agreement for the Provision of Digital Terrestrial Television (DTT) Services (“Supplemental Agreement No. 1”) to amend and/or vary the Principal Agreement in accordance to the terms herein contained and to the extend hereinafter provided.

NOW THIS SUPPLEMENTAL AGREEMENT NO.1 WITNESSETH as follows:-

1.	SUPPLEMENTAL AGREEMENT

1.1	The Parties hereby agree that this Supplemental Agreement No. 1 shall form part of the Principal Agreement, and shall be read and construed as an essential part of the Principal Agreement.

1.2	Save and subject to the following provisions and amendment contained in this Supplemental Agreement No. 1, all the provisions of the Principal Agreement shall remain the same and be in full force and effect as between the Parties hereto.

1.3	In the event of any inconsistency between the provisions of the Principal Agreement with this Supplemental Agreement No. 1, the provisions of this Supplemental Agreement No. 1 shall prevail to the extent of such inconsistency.

2.	DEFINITIONS AND INTERPRETATION

Unless otherwise indicated in this Supplemental Agreement No. 1, the terms and expressions used in this Supplemental Agreement No. 1 shall bear the same meanings as the terms and expressions used in the Principal Agreement.

3.	EFFECTIVE DATE

This Supplemental Agreement No. 1 shall take effect from 1st November 2021.

4.	AMENDMENTS TO THE PRINCIPAL AGREEMENT

The Parties hereby make such amendments, additions and variations to the Principal Agreement in accordance with the amendments, additions and variations contained in the FIRST SCHEDULE annexed to this Supplemental Agreement No. 1.

5.	COSTS AND STAMP DUTY

All cost incidental to the preparation and completion of this Supplemental Agreement No. 1. shall be borne and paid by DNF.

6.	SEVERABILITY

If any of the provisions of this Supplemental Agreement No. 1 becomes invalid, illegal or unenforceable in any respect under any law, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired.

7.	AMENDMENT

No modification, amendment or variation of any of the provisions of this Supplemental Agreement No. 1 shall be effective unless made by mutual consent and made in writing by way of supplemental agreement specifically referring to the Principal Agreement duly signed by the Parties.

8.	TIME

Time, whenever mentioned, shall be of the essence of this Supplemental Agreement No. 1.

9.	APPLICABLE LAWS

This Supplemental Agreement No. 1 shall be governed by and construed in accordance with the laws of Malaysia.

10.	SUCCESSORS BOUND

This Supplemental Agreement No. 1 shall be binding upon the successors in the title and permitted assigns of the Parties hereto.

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IN WITNESS WHEREOF the Parties hereto have caused this Supplemental Agreement to be executed by their duly authorized officers the day and date first before written.

SIGNED by	)
as authorised representative for	)
MYTV BROADCASTING SDN BHD	)
(Company No. 201001013318 /897549-X))
in the presence of:	)
)
)
)
)
)
/s/ MOHD MDKHTAR ABDUL RAH MAN	)
Signature of Witness	)
)
Name of witness (block letters))
	)	(Stamp) MYTV BROADCASTING SDN BHD
	)	By executing this Agreement the
	)	signatory warrants that the
	)	signatory is duly authorised to
	)	execute this Agreement on behalf
	)	of MYTV BROADCASTING SDN
BHD (Registration No.
201001013318 / 897549-X)

SIGNED by	)
as authorised representative for	)
DNF GROUP SDN BHD	)
(Company Number: 200801028476 / 829803-X))
in the presence of:	)
)
)
)

/s/ EMELIA ROSNAIDA BT ABD HAMID
Signature of witness	)
)
/s/ Mizal Bin Zaini
	)	(Stamp) DNF GROUP SDN BHD
Name of witness	)	By executing this Agreement the
	)	signatory warrants that the
	)	signatory is duly authorised to
execute this Agreement on behalf of
DNF GROUP SDN BHD (Company
Number: 200801028476 / 829803-X)

FIRST SCHEDULE

A.	AMENDMENTS TO THE GENERAL TERMS AND CONDITIONS OF THE AGREEMENT

1.	CONDITION

3 -	PROCEDURES FOR REQUESTING NEW SERVICES AND FACILITIES

3.1	Notification of the rejection to the Access Seeker

3.6.1 (d)	(Notification of the rejection to the Access Seeker) on page 18 of the Principal Agreement shall be deleted in entirety and replace 3.6.1(d) as follows;

“3.6.1 (d)	indicate a date and time, not later than seven (7) Business Days from the date of the notice of rejection, at which representatives of the Access Provider will be available to meet with representatives of the Access Seeker to discuss the rejection of the Access Request. At this meeting, the Access Seeker may request the Access Provider to substantiate its reasons for refusal.”

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